SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):   February 10, 2012

TARA MINERALS CORP.
(Name of Small Business Issuer in its charter)

Nevada	None	20-5000381
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

375 N. Stephanie St.
Bldg. 2, Ste. #211
Henderson, NV 89014
 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code:   (630)-462-2079

N/A
(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On February 3, 2011, Tara Gold Resources Corp., a Nevada corporation (the “Company”), received a notice from its independent registered public accounting firm, Mendoza Berger & Company, LLP (“Mendoza Berger”) , that they had resigned due to a change in the firm’s organization structure, effective as of that date.

a)	Resignation of Current Independent Registered Public Accounting Firm.

i.	On February 3, 2012, Mendoza Berger resigned as the Company’s current independent registered public accounting firm.

ii.	The Company’s Board of Directors accepted such resignation on February 6, 2012.

iii.
Mendoza Berger’s audit reports on the financial statements of the Company for the years ended December 31, 2010 and 2009 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles, other than an explanatory paragraph regarding the Company’s ability to continue as a going concern.

iv.
Since February 1, 2007, the date the Company engaged Mendoza Berger as the Company’s independent registered public accounting firm in connection with Mendoza Berger’s audits of the Company’s annual financial statements as of and for the fiscal years ended October 31, 2008, 2007 and 2006, respectively, and the calendar years ended December 31, 2010, 2009 and 2008, respectively, and Mendoza Berger’s reviews of the Company’s quarterly interim unaudited financial information from January 31, 2008 through September 30, 2011 (last quarterly period under review by Mendoza Berger on Form 10-Q filed by the Company on November 14, 2011 prior to Mendoza Berger’s resignation) through the date of resignation on February 3, 2012, there were no disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused Mendoza Berger to make reference in connection with Mendoza Berger’s opinion to the subject matter of the disagreement.

v.
In connection with the audited financial statements of the Company for the years ended December 31, 2010 and 2009 and quarterly interim unaudited financial information from March 31, 2010 through September 30, 2011 and through the date of Mendoza Berger’s resignation on February 3, 2012, there have been no reportable events with the Company as set forth in Item 304(a)(1)(v) of Regulation S-K.

vi.
The Company provided Mendoza Berger with a copy of this Current Report on Form 8-K and requested that Mendoza Berger furnished it with a letter addressed to the SEC stating whether or not they agree with the above statements. The Company has received the requested letter from Mendoza Berger, and a copy of such letter is filed as Exhibit 16.1 to this Current Report on Form 8-K

(b)	Engagement of New Independent Registered Public Accounting Firm.
On February 8, 2012, the Company retained Wilson Morgan LLP as the Company’s new independent registered public accounting firm. This engagement was approved by the Board of Directors. During the years ended December 31, 2010 and 2009 and any subsequent interim period through the date hereof, Tara Gold has not consulted with Wilson Morgan LLP regarding the application of accounting principles related to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Tara Gold’s financial statements or as to any disagreement or reportable event as described in Item 304(a)(1)(iv) and Item 304(a)(1)(v) of Regulation S-K under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
16.1	Letter from Mendoza Berger & Company, LLP, dated February 10, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February 10, 2012

TARA MINERALS CORP.

By:	/s/ Lynda R. Keeton-Cardno, CPA
Lynda R. Keeton-Cardno, CPA